SECURITIES AND EXCHANGE COMMISSION

                                    WASHINGTON, D.C. 20549

                                      ------------------

                                           FORM 8-K

                                        CURRENT REPORT

                            PURSUANT TO SECTION 13 OR 15(d) OF THE

                               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 1999

                           Residential Asset Securities Corporation
                    (Exact name of registrant as specified in its charter)

         DELAWARE                       333-84939                 51-0362653
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation)                                             identification no.)

8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN        55437
(Address of principal executive offices)                     (Zip code)
Registrant's telephone number, including area code:       (612) 832-7000
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          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.               Other Events.

               The   consolidated   financial   statements  of  Ambac  Assurance
Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for each of the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No.333-84939) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement for Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS3, and shall be deemed to be a part hereof.

Item 7.               Financial Statements, Pro Forma Financial Information
                         and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits

               23. Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 RESIDENTIAL ASSET SECURITIES CORPORATION


                                        By:
                                        Name:  Diane M. Wold
                                        Title: Vice President




Dated:  September 23, 1999


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET SECURITIES CORPORATION


                                      By:    /s/ Diane M. Wold
                                      Name:  Diane M. Wold
                                      Title: Vice President

Dated:  September 23, 1999

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                                   Exhibit 23

                    Consent of Independent Auditors of Ambac

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:


               We consent to the incorporation by reference in the registration statement (No. 333-84939) of Residential Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated September 23, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998 which report appears in the Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 1999 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                            /s/ KPMG LLP


New York, New York
September 23, 1999



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